AETOS CAPITAL

Product Name:  Aetos Capital Distressed Investment Strategies Fund, LLC
               As of July 31, 2005

Product Description: The Aetos Capital Distressed Investment Strategies Fund is
                     a SEC-registered 1940 Act Fund, designed to provide U.S. and Off-shore investors a consistent absolute return with moderate to aggressive objectives. Employing a disciplined approach to manager selection and portfolio monitoring, this Fund allocates its assets among a select group of hedge funds that invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorgani-zations and other credit-related situations.

Total Firm Assets1:  $4,465MM

Total FoHF Assets:   $2,124MM

Total Strategy Assets2: $1,361MM -- Separate Accounts
                        $763MM -- Funds/Portfolios
                        $1,140MM -- Portable Alpha3

Auditor:                PricewaterhouseCoopers, LLP

Custodian:              SEI Private Trust Company, Inc.

Sub-Strategy Allocation4

A pie chart is depicted here with the following pieces:
Lending: 6%
Restructuring Equity: 8%
Relative Value: 31%
Restructuring Debt: 55%

Terms5

Management Fee            1.00% (0.75% on investments of $25mm+)
Performance Fee           10.0%
Hurdle Rate               T-bills
High Water Mark           Yes
Minimum Investment        $1 Million
Contributions             Monthly
Lock-Up                   1 Year
Redemptions               Quarterly
Notice Period             60 Days

                                                    Largest
                       Average                      Calendar
                     Annualized  Standard   Sharpe     Qr.     Beta:      Beta:
                        Return   Deviation   Ratio  Drawdown Lehman Agg. S&P 500

Aetos Capital Distressed Investment
Strategies Fund, LLC     12.44%      2.96%    3.68    N/A     0.10    0.09
90-Day Treasury Bills     1.53%      0.21%      -       -        -       -
Lehman Agg. Bond Composite
Index                     4.56%      4.22%    0.72   -2.44%      -        -

Investment Performance6 (US$)

                              2005        2004         2003        2002
January                        0.49%      2.52%         1.77%       -
February                       1.37%      0.58%         0.68%       -
March                         -0.28%      0.30%         0.68%       -
April                         -0.43%      0.16%         2.56%       -
May                            0.21%      0.26%         1.54%       -
June                           0.67%      1.00%         2.27%       -
July                           1.45%      0.34%         0.00%       -
August                          -         0.51%         0.69%       -
September                       -         0.75%         2.19%      0.06%
October                         -         0.76%         1.87%     -0.30%
November                        -         2.04%         1.19%      1.98%
December                        -         1.56%         1.86%      1.21%
Year to Date                   3.50%     11.25%        18.71%      2.97%
Annual Standard Deviation       -         2.62%         2.73%       -

Chief Investment Officer:
Anne Casscells-Menlo Park, CA

For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com

                                      David Tonkovich (212) 201-2532
dtonkovich@aetoscapital.com

                      Aetos Capital:  Portfolios and Products

Assets Under Management:
1Total Firm Assets = Aetos Absolute Return - $2,124MM
                     Aetos Fund Advisory - $341MM
                     Aetos Real Estate - $2,000MM

2Aetos Capital currently offers the following hedge fund of funds strategies to our clients:
Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund
Aetos Capital Opportunities Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (low volatility)
Aetos Capital Growth Portfolio (moderate volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client's name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

3These assets are also included in the count for Funds and Portfolios and the Separate Accounts where relevant for portable alpha mandates which utilize hedge fund of funds.

4Historical Allocations:

A bar graph is depicted here with the percentages of 0 through 100 on the left hand side and the time periods of Dec-02 through Jul-05 on the bottom. The bars for Restructuring Debt, Lending, Restructuring Equity and Relative Value are located at 50% through 65%.

5Terms:
     Standard terms associated with an investment in the Funds through the investment program described in the prospectuses
6Investment Performance:
Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Advisor. Returns would have been lower without such waivers and reimbursements. Past performance is not indicative of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider the investment objectives, risks and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

  Aetos Capital, LLC - 875 Third Avenue - New York, NY 10022 - (212) 201-2509 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025
                                    (650) 234-1860